UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2009

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND
(Registrant)

(Exact name of registrant as specified in its charter)

GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND
(Rule 140 Co-Registrant)
(Exact name of registrant as specified in its charter)

Delaware	26-0151234 (Registrant)
(State or other Jurisdiction of Incorporation	26-0151301 (Co-Registrant)
or Organization)	(IRS Employer Identification No.)

c/o Greenhaven Commodity Services, LLC	30346
3340 Peachtree Road	(Zip Code)
Suite 1910
Atlanta, GA
(Address of Principal Executive Offices)

001-33908
001-33909
(Commission File Number)

(404) 239-7942
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements.

On November 2, 2009, an “Authorized Participant Agreement for Greenhaven Continuous Commodity Index Fund” (the “Agreement”) was entered into among Greenhaven Continuous Commodity Index Fund (the “Fund”), Greenhaven Commodity Services LLC, the managing owner of the Fund (the “Managing Owner”), ALPS Distributors, Inc. (the “Distributor”), and J.P. Morgan Securities Inc. (“JPM”), and accepted by The Bank of New York.

Pursuant to the current Registration Statement on Form S-1 of the Fund (the “Registration Statement”), the Fund is permitted to issue common units of beneficial interest, which represent units of fractional undivided beneficial interest in and ownership of the Fund (the “Units”). Units may be created or redeemed through the Distributor in aggregations of 50,000 shares (each aggregation, a “Creation Basket” or “Redemption Basket”, respectively; collectively, “Baskets”). Creation Baskets are offered only pursuant to the Registration Statement. Only entities executing Authorized Participant Agreements as described in the Registration Statement may place orders to create and redeem Baskets.

The Agreement constitutes JPM as an Authorized Participant under the terms of the Registration Statement, and sets forth the procedures by which JPM may make orders to purchase Units (“Purchase Orders”) and redeem Units (“Redemption Orders”). All Purchase Orders and Redemption Orders must be made pursuant to the procedures set forth in the Registration Statement and the Agreement, as amended from time to time.

In connection with each Purchase Order or Redemption Order by JPM under the Agreement, JPM shall pay to the Fund the Transaction Fee prescribed in the Fund’s Prospectus applicable to such creation or redemption. The initial Transaction Fee shall be Five Hundred dollars ($500) per Basket. The Transaction Fee may be adjusted from time to time as set forth in the Registration Statement.

The Agreement may be terminated at any time by any party upon sixty (60) days’ prior written notice to the other parties and may be terminated earlier by the Distributor at any time in the event of a breach by JPM of any provision of the Agreement or the procedures described or incorporated therein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 —

Authorized Participant Agreement for Greenhaven Continuous Commodity Index Fund, dated November 2, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND

By Greenhaven Commodity Services, LLC, the Managing Owner

By:	/s/ Ashmead Pringle
Name: Ashmead Pringle Title: Chief Executive Officer

GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND

By Greenhaven Commodity Services, LLC, the Managing Owner

By:	/s/ Ashmead Pringle
Name: Ashmead Pringle Title: Chief Executive Officer

Date: November 2, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1*	Authorized Participant Agreement for Greenhaven Continuous Commodity Index Fund

* Filed herewith.